UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

NATURALSHRIMP INCORPORATED

(Exact name of Registrant as specified in its charter)

Nevada	000-54030	74-3262176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13601 Preston Road, E1092

Dallas, Texas 75240

(Address of principal executive offices, including zip code)

(888) 791-9474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

NaturalShrimp Incorporated (the “Company”) entered into a securities purchase agreement (the “SPA”) with an investor (the “Investor”) on December 14, 2023. Pursuant to the SPA, the Investor purchased one hundred ten (110) shares of newly created Series G Convertible Preferred Shares (the “Preferred Shares”) with a purchase price equal to $1,000 for each purchased Preferred Share, or for total proceeds of $110,000 (the “Initial Closing”). The Investor also received thirty-five (35) Preferred Shares as an additional equity incentive as part of the Initial Closing. Following the Initial Closing, the Company and Investor shall mutually agree from time to time for the Company to sell and the Investor to purchase up to four hundred (400) shares of Preferred stock at a price of $1,000 per share in separate closings.

Pursuant to the rights and privileges of the Preferred Shares, the Company is authorized to issue up to ten thousand (10,000) Preferred Shares, par value $0.0001, each with a stated value of $1,200 (“Stated Value”). Each Preferred Share shall be convertible, at any time and from time to time, at the option of the holder thereof, into that number of shares of Common Stock determined by dividing the Stated Value of such Preferred Share by the conversion price (the “Conversion Price”). The Conversion Price for each Preferred Share shall be the amount equal to the Discounted Market Price, which is defined as the lower of: (i) A fixed price equaling the closing bid price for the Common Stock on the trading day preceding the execution of a SPA; or (ii) one hundred percent (100%) of the lowest volume weighted average price (VWAP) for the Common Stock during the ten (10) trading days preceding any relevant conversion amount.

The Company intends to use the proceeds from the SPA for general working capital purposes.

The foregoing descriptions of the SPA are summaries and do not purport to be complete and are qualified in their entirety by reference to the text of the SPA, the form of which is filed as, respectively, Exhibits 10.1 hereto.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Securities Purchase Agreement, dated December 14, 2023, by and between NaturalShrimp Incorporated and GHS Investments, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURALSHRIMP INCORPORATED

Dated: January 9, 2024	By:	/s/ Gerald Easterling
	Name:	Gerald Easterling
	Title:	Chief Executive Officer